SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 23, 2005

MBNA CORPORATION 401(k) PLUS SAVINGS PLAN
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	52-1713008 (IRS Employer Identification No.)

401 North Tryon Street
Charlotte, North Carolina 28202-2108
(Address of principal executive offices, including zip code)

(800) 556-6044
(Registrant's telephone number, including area code)

1100 King Street
Wilmington, DE  19984-0131
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             On November 23, 2005, the MBNA Corporation 401(k) Plus Savings Plan (the "Plan") dismissed Ernst & Young LLP ("E&Y") as the independent registered public accounting firm for the Plan.  On December 5, 2005, the Plan engaged Morris, Davis & Chan LLP ("MDC") as its independent registered public accounting firm for the fiscal year ended December 31, 2005.

The decision to change the independent registered public accounting firm for the Plan has not been approved by the Audit Committee of the Board of Directors of Bank of America Corporation (the "Audit Committee").  However, the Audit Committee is expected to consider the ratification of such actions at its next regularly scheduled meeting.

The reports of E&Y on the Plan's financial statements for the past two fiscal years ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits of the Plan's financial statements for each of the two fiscal years ended December 31, 2004, and through November 23, 2005, there were (1) no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in their reports on the financial statements for such years, and (2) no reportable events (as defined in Regulation S−K Item 304(a)(1)(v)). The Plan has requested that E&Y furnish it with a letter addressed to the SEC stating whether or not E&Y agrees with the above statements. A copy of such letter dated April 12, 2006 from E&Y is being filed as Exhibit 16.1 to this Current Report on Form 8−K.

During the two fiscal years ended December 31, 2004 and through December 5, 2005, the Plan did not consult with MDC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and neither a written report was provided to the Plan or oral advice was provided that MDC concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S−K and the related instructions to Item 304 of Regulation S−K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S−K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

 (d)        Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
16.1	Letter from Ernst & Young LLP dated April 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBNA CORPORATION 401(k) PLUS SAVINGS PLAN
By: /s/ KENNETH F. BOEHL Kenneth F. Boehl MBNA Group Executive

Dated:  April 12, 2006

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
16.1	Letter from Ernst & Young LLP dated April 12, 2006.